Exhibit 99.1

NEWS RELEASE

Global Crossing Airlines Provides

Second Quarter 2022 Update

Q2 2022 actual hours sold was 40% higher compared to the hours flown in Q1 2022

During Q2:

•	Signed LOI for a second Airbus A319, MSN 1936, in passenger configuration, for delivery by end of August or early September 2022, from Blue Peak Aviation.

•	LOI with Blue Peak Aviation for MSN 1936 was executed in June, 2022.

•	Signed LOI for an Airbus A321, MSN 1966, to be delivered in August 2022 in passenger configuration; transaction includes eventual conversion to freighter in January 2024.

•	LOI with Greenwich Highland Aviation for MSN 1966 was executed in March 2022.

•	Signed LOI for the lease extension of current lease, and eventual conversion to freighter in March 2024, of our current A321, MSN 2480, with Icelease.

•	LOI with Icelease for MSN 2480 was executed in May, 2022.

•	Signed firm lease agreement for one A321 freighter, MSN 1438, to be delivered in October 2022, from Greenwich Highland Aviation (“GHA”).

•	Lease agreement with GHA for MSN 1438 was executed in June, 2022.

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Signed firm lease agreements for two additional A321 freighter aircraft MSN 1451 and MSN 1503, to be delivered in July and October 2023, respectively, from Aerovista, bringing the total number of A321Fs that GlobalX intends to acquire to 15.

•	Signed lease agreements in March 2022 for MSN 1451 and MSN 1503.

•	Received FAA approval for North Atlantic Tracks operations specification which allows GlobalX to carry passenger traffic from the US to Europe.

•	Completed all requirement for IOSA 9000 certification and expect final certification approval in Q3.

•	Received approval for the land lease at Ft. Lauderdale Int’l Airport to build a major maintenance facility.

•	Received operating permit from Govt. of Colombia to allow for the establishment of a subsidiary cargo airline.

•	Received operating permit from the Govt. of Ecuador to allow for the establishment of a subsidiary airline.

JULY 5, 2022

MIAMI, FL (GLOBE NEWSWIRE) — Global Crossing Airlines Group, Inc. (JET: NEO; JET.B: NEO; JETMF: OTCQB) (the “Company” or “GlobalX”) today provided an update on its operations for the second quarter of 2022 and a preview of Q3 2022.

Commenting on the results, Mr. Wegel stated:

“Q2 was another excellent quarter with 2,418 block hours sold versus 1,729 block hours flown in Q1 2022 for a 40% quarter over quarter increase. We added a sixth A320 for a total fleet of seven aircraft, signed LOIs for two passenger aircraft and one freighter aircraft, and signed a firm lease agreements for three A321 freighter aircraft. We also signed a major contract with TUI fly Netherlands for up to 1,600 hours in Q3, and started flying for a major client in Dominican Republic,” said Ed Wegel, Chair and CEO of GlobalX.

Outlook

Looking ahead, GlobalX projects continued strong demand and increased block hours in the third quarter of 2022 with 2,997 block hours already sold. Expected capacity in Q3 2022 will increase by 45% over Q2 2022 and expected capacity in Q4 2022 is expected to increase an additional 45%. GlobalX will take delivery of two A319 and one A321 aircraft in Q3, as well as the first A321 freighter in late September, all subject to final DOT and FAA approvals.

About Global Crossing Airlines

GlobalX is a US 121 domestic flag and supplemental Airline flying the Airbus A320 family aircraft. GlobalX flies as a passenger ACMI and charter airline serving the US, Caribbean, and Latin American markets. In 2022, GlobalX will enter ACMI cargo service flying the A321 freighter, subject to DOT and FAA approvals. For more information, please visit www.globalxair.com.

For more information, please contact:

Ryan Goepel, Chief Financial Officer

Email: ryan.goepel@globalxair.com

Tel: 786.751.8503

Cautionary Note Regarding Forward-Looking Statements

This news release contains certain “forward looking statements” and “forward-looking information”, as defined under applicable United States and Canadian securities laws, concerning anticipated developments and events that may occur in the future. Forward-looking statements contained in this news release include, but are not limited to, statements with respect to the Company’s aircraft fleet size, the destinations that the Company intends to service, the expected delivery timelines for aircraft, future demand, increased block hours and future capacity estimates.

In certain cases, forward-looking statements can be identified by the use of words such as “plans”, “expects” “budget”, “scheduled”, “estimates”, “forecasts”, “intends”, “anticipates” or variations of such words and phrases or statements that certain actions, events or results “may”, “could”, “would”, “might” or “will be taken”, “occur” or “be achieved” suggesting future outcomes, or other expectations, beliefs, plans, objectives, assumptions, intentions or statements about future events or performance. Forward-looking statements contained in this news release is based on certain factors and assumptions regarding, among other things, the receipt of financing to continue airline operations, the accuracy, reliability and success of GlobalX’s business model; GlobalX’s ability to accurately forecast demand; GlobalX will be able to successfully conclude definitive agreements for transactions subject to LOI; the timely receipt of governmental approvals; the success of airline operations of GlobalX; GlobalX’s ability to successfully enter new geographic markets; the legislative and regulatory environments of the jurisdictions where GlobalX will carry on business or have operations; the Company has or will have sufficient aircraft to provide the service; the impact of competition and the competitive response to GlobalX’s business strategy; the future price of fuel, and the availability of aircraft. While the Company considers these assumptions to be reasonable based on information currently available to it, they may prove to be incorrect.

Forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include risks related to, the ability to obtain financing at acceptable terms, the impact of general economic conditions, risks related to supply chain and labor disruptions, failure to retain or obtain sufficient aircraft, domestic and international airline industry conditions, failure to conclude definitive agreements for transactions subject to LOI, the effects of increased competition from our market competitors and new market entrants, passenger demand being less than anticipated, the impact of the global uncertainty created by COVID-19, future relations with shareholders, volatility of fuel prices, increases in operating costs, terrorism, pandemics, natural disasters, currency fluctuations, interest rates, risks specific to the airline industry, risks associated with doing business in foreign countries, the ability of management to implement GlobalX’s operational strategy, the ability to attract qualified management and staff, labor disputes, regulatory risks, including risks relating to the acquisition of the necessary licenses and permits; risks related to significant disruption in, or breach in security of GlobalX’s information technology systems and resultant interruptions in service and any related impact on its reputation; and the additional risks identified in the “Risk Factors” section of the Company’s reports and filings with applicable Canadian securities regulators and the U.S. Securities and Exchange Commission. Although the Company has attempted to identify important factors that could cause actual results to differ materially from those described in the forward-looking statements, there may be other factors that cause results not to be as anticipated, estimated or intended. Accordingly, readers should not place undue reliance on forward-looking statements. The forward-looking statements are made as of the date of this news release. Except as required by applicable securities laws, the Company does not undertake any obligation to publicly update any forward-looking statements. If GlobalX does update one or more forward-looking statements, no inference should be made that it will make additional updates with respect to those or other forward-looking statements.